UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 13, 2016, Kraton Corporation successfully allocated a re-pricing of its $1.278 billion term loan, reducing the interest rate to LIBOR plus 4.00%. The transaction is expected to close on or about January 9, 2017, subject to customary closing conditions.

A copy of the associated press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: December 13, 2016	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated December 13, 2016